Other Payables and Accrued Expenses	6 Months Ended
Dec. 31, 2022
Other Payables and Accrued Expenses [Abstract]
OTHER PAYABLES AND ACCRUED EXPENSES

9. OTHER PAYABLES AND ACCRUED EXPENSES

Components of other payables and accrued expenses are as follows:

	June 30, 2022	December 31, 2022
	RMB	RMB	US$

Payroll payable	13,844	17,780	2,578
Accrued expenses	3,924	3,203	464
Value-added tax recoverable	(700)	(416)	(60)
Employee’s individual income tax	407	459	67
Others	1,970	1,503	217
Other payables and accrued expenses	19,445	22,529	3,266

Accrued expenses mainly consisted of accrued marketing and sales promotion expenses for activities on publicly raised fund products.

Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded as VAT payable if output VAT is larger than input VAT and is recorded as VAT recoverable if input VAT is larger than output VAT.